                                                                 EXHIBIT 1.A.(9)

                                                          LIFE APPLICATION                                       Application Number

FARMERS NEW WORLD LIFE INSURANCE COMPANY(R)                                                           GA
Member of Farmers Insurance Group of Companies
----------------------------------------------
[ ]  Mercer Island Life Office                                              [ ]  Columbus Life Office
     3003-77th Ave., S.E., Mercer Island, WA 98040 - (206) 232-8400              P.O. Box 2529, Columbus, OH 43216 - (614) 764-9975
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 A.  PRIMARY PROPOSED INSURED
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                                                                                          /  /  /  / --  /  /  /  --  /  /  /  /  /
                                                                                          -----------------------------------------
                                                                                                     Social Security Number

Name __________________________________________________________________________________
             First                      Middle                              Last

[ ] Male    [ ] Female    Age ______    Birthdate _____________________   Birthplace _________________    Marital Status __________

Height ________   Weight ________    Driver's License No.  _________________________________   State ______________________________


Billing Address ___________________________________________________________________________________________________________________
                               Street                          City                    State              Zip

Residence Address _________________________________________________________________________________________________________________
                               Street                          City                    State              Zip          No. of Years

Occupation __________________________   Duties _________________________________________________   Net Annual Income $ ____________
                         No. of years          (If relevant, show % of time at different duties.)

Employer Name and Address _________________________________________________________________________________________________________
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 B.  OTHER PROPOSED INSUREDS
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Full Name                     Sex      Relationship to Primary     Birthdate    Age      Height     Weight   Social Security Number
                                          Proposed Insured
___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________
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 C.  OWNER  (Required if owner is other than Proposed Insured)
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                                                                                          /  /  /  / --  /  /  /  --  /  /  /  /  /
                                                                                          -----------------------------------------
                                                                                               Taxpayer Identification Number

Name __________________________________________________________________________________
             First                      Middle                              Last

Age ________  Birthdate _______________________  Birthplace __________________________________  Height __________  Weight _________


Address ___________________________________________________________________________________________________________________________
                                  Street                               City                           State              Zip

Relationship to Primary Proposed Insured _____________ Is owner of juvenile policy to remain owner after juvenile reaches 21?
                                                                                                                     [ ] yes [ ] no
                                                                                          -----------------------------------------
                                                                                          /  /  /  / --  /  /  /  --  /  /  /  /  /
                                                                                          -----------------------------------------
                                                                                                 Taxpayer Identification Number

OPTIONAL  -  Successor Owner Name ______________________________________________________
                                        First                Middle                 Last

Successor Owner Address ________________________________________________________________  Birthdate _______________________________
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 D.  UNIVERSAL LIFE
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   Principal              Plan                      Death Benefit                         Check                 Additional Insured
     Sum:                 Code:                   Option (required):                     only one:                     Rider?

                [ ] 037 Nicotine PUL       [ ] Option A - Increasing        Primary Adult:                             [ ]Yes [ ]No
                [ ] 137 Non-Nicotine PUL   [ ] Option B - Level             Waiver of Deduction?......... [ ]   $ _________________
$____________   [ ] 038 Nicotine FFUL
                [ ] 138 Non-Nicotine FFUL  Accidental Death Benefit?        Monthly Disability Benefit?.. [ ]   Accelerated Benefit
Planned Premium [ ] 238 Juvenile FFUL      $_______________________         $__________________ per month       Rider? [ ]Yes [ ] No
(to be billed):                             [  ]Yes      [  ] No
                Lump Sum at Issue:         Automatic Increase Benefit?                                          Children's Term
$____________                               [  ]Yes      [  ] No                                                Rider? [ ]Yes [ ] No
                $__________________        Guaranteed Insurability Benefit? Owner of Juvenile FFUL Policy Only:
                                           (juvenile FFUL policy only)      Payor Benefit?............... [ ]   # of units__________
                                           $____________________            Complete Section C                  List children in
                                            [  ]Yes      [  ] No                                                Section B.
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 E.  OTHER LIFE PLANS
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 Initial/Basic     Plan Name:        Plan Code:   Waiver of Premium?           Accidental Death Benefit?  Excess Credit
 Amount:                                          (primary adult)              [ ]Yes [ ]No               Option: (check one):
                                                  [ ]Yes [ ] No                $___________________       [ ] Paid Up Additions
$ _______________  ________________  __________                                                           [ ] Reduce Premium
                                                  Payor Benefit?......         Guaranteed Insurability        (direct billing only)
  Rider:           Rider Name:       Plan Code:   [ ]Yes [ ] No                Benefit?                   [ ] Deposit Fund
                                                  (owner of juvenile           (juvenile policy only)     [ ] Cash
                                                  policy only) Complete        [ ]Yes [ ]No
                                                  Section C.                   $_______________           Automatic Premium Loan?
                                                                                                          (not available on term
$ _______________  ________________  __________   Children's Term Rider?...    Accelerated Benefit        plans)...........
                                                  [ ]Yes [ ] No                Rider?.........
  Rider:           Rider Name:       Plan Code:   # of Units ___________       [ ]Yes [ ]No               [ ]Yes [ ]No

                                                                               Additional Insured Rider?
                                                  List children in Section B.  (PWL only)
                                                                               [ ]Yes  [ ]No
$ _______________  ________________  __________                                $ ____________________

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

F.  DEPOSIT FUND                    G.  BILLING INSTRUCTIONS
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 Initial Deposit   Regular Deposit   Total Mode     Cash Collected                                  If multiple Billing, bill with
 $                 $                 Premium        $                [ ]  Annual    [ ]  BCP        Policy Number(s):
                                     $                               [ ]  Specify other _________
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31-1548                                                                AGENT CODE:            -           -              MO  (1-99)
                                                                                   ------------------------------------------------
                                                                                                                  Application Number
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 H.  HEALTH STATEMENTS                           Answer for all Proposed Insureds, including Owner, if Payor Benefits are requested.
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1. Name, address and phone number of any Proposed Insured's (including Owner's) medical facility or physician:
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2. Has any Proposed Insured in the past 10 years had, sought medical advice or been treated for, or been diagnosed
   as having: (IF "YES," CIRCLE DISEASE OR DISORDER.)                                                                     YES   NO

   a.    high blood pressure, heart attack, murmur, chest pain, or any disorder of the heart or vascular system? . . . .  [ ]   [ ]
   b.    seizures, stroke, Alzheimer's, or any other disorder of the brain or nervous system?  . . . . . . . . . . . . .  [ ]   [ ]
   c.    diabetes, hepatitis, or any other disorder of the endocrine or gastrointestinal system? . . . . . . . . . . . .  [ ]   [ ]
   d.    liver or kidney disorder, protein or blood in the urine, or any other disorder of the urinary or reproductive
         system? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  [ ]   [ ]
   e.    cancer, tumor, mass, or any malignant or benign growth? . . . . . . . . . . . . . . . . . . . . . . . . . . . .  [ ]   [ ]
   f.    asthma, emphysema, tuberculosis, pneumonia, sleep apnea or any other disease or disorder of the lungs
         or respiratory system; arthritis or any connective tissue or musculoskeletal disorder?. . . . . . . . . . . . .  [ ]   [ ]
   g.    depression, schizophrenia, or any other emotional, mental or psychiatric disorder?  . . . . . . . . . . . . . .  [ ]   [ ]
   h.    anemia, hemophilia, high cholesterol or glucose, or any other disorder of the blood?  . . . . . . . . . . . . .  [ ]   [ ]

3. Has any Proposed Insured ever:
   a.    been diagnosed by a medical professional or received treatment for lymph gland disorder, AIDS or
         AIDS related condition? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  [ ]   [ ]
   b.    tested positive for the presence of Human Immunodeficiency Virus (HIV) antibodies or antigens?. . . . . . . . .  [ ]   [ ]
   c.    been advised to reduce or stop drinking alcohol by a medical professional or received counseling
         or treatment for alcohol use or abuse?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  [ ]   [ ]
   d.    attempted suicide?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  [ ]   [ ]
   e.    had any surgical operation (including biopsies) performed or recommended? . . . . . . . . . . . . . . . . . . .  [ ]   [ ]

4. Is any Proposed Insured currently taking or within the past year has any Proposed Insured taken any
         treatments or medications?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  [ ]   [ ]

5. During the past five years, has any Proposed Insured:
   a.    seen a medical professional or been advised to be or been admitted to, evaluated, or treated in an
         urgent care center, emergency room, hospital or other treatment facility? . . . . . . . . . . . .  . . . . . . . [ ]   [ ]
   b.    had or been advised to have urine or blood tests (excluding HIV test), x-rays, scans, EKGs, or
         other tests not listed?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . [ ]   [ ]

6. Within the past 8 years, has any Proposed Insured used or received counseling or treatment for the use of any drug, including but not limited to: marijuana, cocaine, amphetamines, barbiturates, narcotics, opiates
   (such as heroin), hallucinogens (such as LSD, PCP); or used to excess or received counseling or treatment
   for the use of any prescription medication?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . [ ]   [ ]

7. Has any Proposed Insured lost more than 10 pounds in the last year?  . . . . . . . . . . . . . . . . . . . . . . . . . [ ]   [ ]

8. Does any Proposed Insured currently drink alcoholic beverages? . . . . . . . . . . . . . . . . . . . . . . . . . . . . [ ]   [ ]
   If "Yes," number of drinks, cans or glasses per week:
                                                         -------------------------------------------------------------------------

9.    LIST AND EXPLAIN ANY "YES" ANSWERS TO QUESTIONS 2 THROUGH 7 ABOVE:  (Use separate sheet if necessary)


                  Proposed  Insured              Condition/Disorder                    Dates of:            Name, Address & Phone
Question  #    (& Patient ID Number, if    Treatment/Medication Received      Onset Last Treatment/Visit    of Physician/Hospital
                        any)

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

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
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

                                                                                                                  Application Number
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  I.  ADDITIONAL INFORMATION FOR PROPOSED INSUREDS
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ANSWER FOR ALL PROPOSED INSUREDS, INCLUDING OWNER, IF PAYOR BENEFITS ARE
REQUESTED.
1. Has any Proposed Insured:                                                                                              YES   NO

   a.    applied for, or received, compensation for any accident, sickness, or disability (including Social Security
         Disability Income (SSDI) benefits or any other government program)?  . . . . . . . . . . . . . . . . . . . . .  [ ]   [ ]

   b.    had a driver's license suspended or revoked, or been convicted of an alcohol- or drug-related offense? . . . .  [ ]   [ ]

   c.    pled guilty to or been convicted of a felony?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  [ ]   [ ]

   d.    participated in professional or amateur airborne sport, powered racing vehicles, mountain climbing,
         rodeos, or skin or scuba diving; or does any Proposed Insured intend doing so in the future? . . . . . . . . .  [ ]   [ ]

2. Does any Proposed Insured intend to work or travel outside of the United States for more than 30 days, within the
   next two years?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  [ ]   [ ]

3. Has any Proposed Insured had any application for Life, Accident, or Health Insurance, or reinstatement of
   any policy postponed or issued on a modified basis?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  [ ]   [ ]

4. EXPLAIN ANY "YES" ANSWERS TO QUESTIONS 1 THROUGH 3 ABOVE: (use separate sheet if necessary)

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          Question #    Proposed Insured Name         Explanation
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5. a.  Will any life insurance or annuity be reduced, discontinued, or payment of premiums stopped if
       the insurance applied for is issued?  If "Yes," complete Replacement forms if required..  . . . . . . . . . . . .  [ ]   [ ]
   b.  Is the insurance applied for intended to be a 1035 Exchange?  If "Yes," complete 1035 Exchange forms. . . . . . .  [ ]   [ ]

6. Is any life insurance in force or application pending on the life of any Proposed Insured(s)? . . . . . . . . . . . .  [ ]   [ ]

7. PROVIDE DETAIL OF "YES" ANSWERS TO QUESTIONS 5 AND 6 ABOVE:

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          Proposed Insured Name  Full Company Name                      Life Amount    ADB Amount      Policy Number    Will Policy
                                                                                                                       Be Replaced?
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-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

   Give policy numbers of all FNWL Life Insurance:
                                                    --------------------------------------------------------------------------------

8.    Complete if Juvenile Plan:
       Amount of Life Insurance in force on:                     If none on parents, or different amount on other children, please
       Mother $                  Father $                        explain giving name of each child or parent:
               ------------------        ------------            -------------------------------------------------------------------
       Each Child $
                   ----------------                              -------------------------------------------------------------------

9.  Has any Proposed Insured flown in the past two years as a pilot, student pilot, or crew member, or does any Proposed
    Insured intend doing so in the future?  If "Yes," complete Aviation Questionnaire. . . . . . . . . . . . . . . . . .   [ ]   [ ]
    If aviation activity requires an extra charge, is an Aviation Exclusion requested? . . . . . . . . . . . . . . . . .   [ ]   [ ]

10. Has any Proposed Insured used cigarettes, cigars, pipe or chewing tobacco, snuff, nicotine gum, nicotine patches, or
    any other products containing nicotine in the past 12 months?        Primary Proposed Insured       Other Proposed Insured
                                                                         [ ] Yes        [ ] No          [ ] Yes        [ ] No
11. Are all Proposed Insureds U.S. citizens?  If "No," give details below:  . . . . . . . . . . . . . . . . . . . . . .   [ ]   [ ]

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    Proposed Insured Name     How Long in U.S.A.?        Visa Number/Type              Permanent Alien Registration Card Number
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

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  J.  BENEFICIARIES
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1. When more than one Proposed Insured is involved, list Primary and Contingent Beneficiaries for each.  Beneficiaries by class will share and share alike unless specific percentages are noted.

-----------------------------------------------------------------------------------------------------------------------------------
     Proposed         Full Name of        Date of         Relationship          Full Name of         Date of          Relationship
     Insured             Primary           Birth                                  Contingent          Birth
                       Beneficiary                                               Beneficiary
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

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   If Beneficiary is a Trust, name and date of Trust Agreement:
                                                               --------------------------------------------------------------------

2. Include Delay Clause? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Yes [ ]  No [ ]
   If "Yes," check one:      [ ]15-Day Delay       [ ] Other (Specify)                   -Day Delay
                                                                      ------------------

                                                                                                                 Application Number
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  K.  TEMPORARY INSURANCE AGREEMENT HEALTH STATEMENTS  ANSWER FOR PRIMARY PROPOSED INSURED ONLY.                          Yes   No
-----------------------------------------------------------------------------------------------------------------------------------
1. Within the past 90 days, have you been advised to be or been admitted to, evaluated or treated in an urgent care center, . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .  . . [ ]  [ ]

   emergency room, hospital, or other treatment facility including hospice or nursing home,or undergone or been advised to undergo surgery for any cause? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . [ ]  [ ]

2. Within the past two years, have you seen a medical professional, or received any medical care, treatment or medication for any kind of:  heart disease or disorder, heart attack, congenital or birth disease or disorder, stroke, cancer, or tumor or mass?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . [ ]  [ ]

3. Within the past 2 years, have you used or received counseling or treatment for the use of any drug, including but not limited to: marijuana, cocaine, amphetamines, barbiturates, narcotics, opiates (such as heroin)
   hallucinogens (such as LSD, PCP); or used to excess or received counseling or treatment for the use of any prescription medication; or been advised to be or been admitted to any health care facility for drug or alcohol rehabilitation?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . [ ]  [ ]

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  L.  CERTIFICATION, ACKNOWLEDGEMENT  & AUTHORIZATION
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TEMPORARY INSURANCE AGREEMENT

I, as Owner, understand and agree that if the Primary Proposed Insured qualifies for temporary insurance, it applies only to the Primary Proposed Insured and not to other Proposed Insureds named in this application. Furthermore, temporary coverage is limited to the amount applied for in this Application (excluding ADB) or $50,000, whichever is less.  The terms and conditions are set forth on the receipt on page 7 of this Application.

TAXPAYER CERTIFICATION

Under penalty of perjury I, as owner, certify that:

1.    The number shown on this form is my correct taxpayer identification number (Social Security Number or Employer
      Identification Number), and
2.    I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
NOTE: Cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (See Instructions - page 8.) [ ] The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

ACKNOWLEDGEMENT & AUTHORIZATION
I (we) authorize any licensed physician; medical practitioner; hospital, clinic or other medical or medically related facility;
insurance company; the Medical Information Bureau; or other organization, institution or person, that has any records or knowledge of me (us) or my (our) health, including information related to HIV, sexually transmitted disease, nicotine use, drug use or treatment, alcoholism, or psychiatric disorder, to give to Farmers New World Life Insurance Company, its reinsurers, and their authorized representatives any such information.  A photographic copy of this authorization shall be as valid as the original.

I (we), as Proposed Insured(s), understand that application for a non-nicotine policy requires that I (we) have not used cigarettes;
cigars; pipe or chewing tobacco; snuff; nicotine gum; nicotine patches; and/or other products containing nicotine in the past 12 months immediately prior to the date of this Application.  Misstatement of nicotine use could result in denial of benefits within the contestability period.

I (we), agree that this Application will become a part of the contract issued by Farmers New World Life.  I (we) have read and understand the Disclosure Statement detached from this Application and delivered to me (us) on this date.

I (WE) DECLARE TO THE BEST OF MY (OUR) KNOWLEDGE AND BELIEF THAT THE STATEMENTS AND ANSWERS TO THE QUESTIONS ON THIS APPLICATION ARE
TRUE AND COMPLETE.

Any person who with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

------------------------------------------      --------------------------------------------       -------------------------------
 X                                        signed                                             on
                                            at
------------------------------------------      --------------------------------------------       --------------------------------
SIGNATURE OF PRIMARY PROPOSED INSURED, or                         City, State                                Month, Day, Year
parent if Proposed Insured is a juvenile

------------------------------------------      --------------------------------------------       --------------------------------
 X                                                X                                                 X
------------------------------------------      --------------------------------------------      ---------------------------------
SIGNATURE OF OTHER PROPOSED INSURED              SIGNATURE OF OWNER'S SPOUSE where required        SIGNATURE OF WITNESS (Soliciting
                                                 in community property states when a person        Agent)
                                                 other than owner's spouse is named as
                                                 Primary Beneficiary

--------------------------------------------------------------------------------------------      ---------------------------------
 X
--------------------------------------------------------------------------------------------      ---------------------------------
SIGNATURE OF OWNER (if other than Proposed Insured) and Title, if applicable                       Agent's Code Number

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 M.  AGENT'S REPORT
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
                                                                                                                          Yes   No
1.a. Was this Application personally signed and completed in your presence by the Proposed Insured(s) and
   dated the same day?                                                                                                    [ ]   [ ]
   b.Were ALL Proposed Insureds, including children, present during completion of the Application?                        [ ]   [ ]
   If "No" to 1a or 1b, explain in "Remarks."

2.  Does any Proposed Insured live at an address other than that given in Section A (page 1)?   . . . . . . . . . . . . . [ ]   [ ]
    If "Yes." give address in "Remarks."

3.  Do you know of any factor not indicated in this Application which would affect the insurability
    of the Proposed Insured(s)?  If "Yes," explain in "Remarks."  . . . . . . . . . . . . . . . . . . . . . . . . . . . . [ ]   [ ]

4.  During completion of the Application was a language other than English used?  . . . . . . . . . . . . . . . . . . . . [ ]   [ ]
    If "Yes," complete Interpretation Amendment Form 51-0509.

5.  Is any Proposed Insured, Owner or member of the immediate family employed by Farmers New World Life?  . . . . . . . . [ ]   [ ]

6.  Is any Proposed Insured an Agent, District Manager, District Life Specialist or Agency Producer for Farmers
    Insurance Group of Companies, or a member of their family?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . [ ]   [ ]

7.  To the best of your knowledge, is the insurance being purchased to replace or reduce current coverage in
    this or any other company?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . [ ]   [ ]
    If "Yes," forward proper replacement forms, if required.

8.  Is a medical examination required by the age, plan or amount limits?    . . . . . . . . . . . . . . . . . . . . . . . [ ]   [ ]
    If "Yes," has the Proposed Insured been advised of its necessity?     . . . . . . . . . . . . . . . . . . . . . . . . [ ]   [ ]
    Will you be scheduling an exam?     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . [ ]   [ ]
    If applying for Preferred Rates, have appropriate medical examination requirements been ordered?  . . . . . . . . . . [ ]   [ ]

9.  If premium was collected with this Application, did you give the Temporary Insurance Agreement to
    the Proposed Insured?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . [ ]   [ ]

10. Was this Application completed or solicited by a licensed solicitor other than yourself?    . . . . . . . . . . . . . [ ]   [ ]
    If "Yes," name of solicitor:
                                 -----------------------------------------

11. Are commissions to be paid under a special program such as a DLS, CSP or APP agreement?     . . . . . . . . . . . . . [ ]   [ ]
    If "Yes," affix proper sticker in "Remarks" below.

12. Did the Proposed Insured(s) or the Beneficiary approach you for insurance?    . . . . . . . . . . . . . . . . . . . . [ ]   [ ]

13. If you are related to the Proposed Insured(s), what is the relationship?
                                                                             ------------------------------------------------------
14. How long and how well have you known the Proposed Insured(s)?
                                                                  -----------------------------------------------------------------
15. Who else was present when the Application was completed?
                                                             ----------------------------------------------------------------------

16. REQUIRED TELEPHONE VALIDATION INFORMATION:
     Primary Proposed Insured's Telephone Number      Best Time to Call:    Best Place to Call:   Specify preferred language
             Home                     Work                                                        if other than English:

  (      )                            (      )        [ ] a.m.    [ ] p.m.   [ ] Home    [ ] Work
 --------------------------------    -----------------                                            ---------------------------------

17. Purpose of Insurance: [ ] Personal/Family   [ ] Business Needs   [ ] Estate Planning   [ ] Other
                                                                                                     ------------------------------

 Special Instructions/Remarks:                                                                                          Place Blue
                              -----------------------------------------------------------------------------------
                                                                                                                      Vase Sticker
 ----------------------------------------------------------------------------------------------------------------
                                                                                                                           Here
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
                                                                                                                       Commissions

            [ ] Check box if application has been faxed (to avoid duplication).                                          Program
 -----------
                                                                                                                       Sticker Here
AGENT'S STATEMENT:  This is to certify that I have truly and
accurately recorded on this Application the information given by                                                         Yes    No
the Primary Proposed Insured, Owner, and Other Proposed Insureds.                     Application Advance Desired?       [ ]    [ ]


-------------------------------------------------------------------------------      ----------------------------------------------
  X
-------------------------------------------------------------------------------
 AGENT'S SIGNATURE

-----------------------------------------------      --------------------------
            --                  --
-----------------------------------------------      --------------------------      ----------------------------------------------
           Agent's Code Number                                Date                    Agent's Stamp or Address and Telephone Number


                           FARMERS NEW WORLD LIFE INSURANCE COMPANY
                    [ ]Mercer Island Life Office: 3003 77th Ave. S.E., Mercer Island, WA 98040 / (206) 232-8400
                    [ ]Columbus Life Office: P.O. Box 2529, Columbus, OH 43216 / (614) 764-9975

                               BANK AUTHORIZATION

ACCOUNT HOLDER'S NAME: ____________________________________________________________________________________________________________

ACCOUNT NO.: ______________________________________ POLICY NO(S).: ________________________________________________________________

TO: _______________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________
BANK BRANCH                      STREET NUMBER              CITY                  STATE                                         ZIP

As a convenience to me, I hereby request and authorize you to pay and charge to my account checks, electronic funds transfers, or other orders drawn on or initiated to my account by and payable to the order of Farmers New World Life Insurance Company.

I agree that your rights in regard to each such check, electronic or other order shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing and until you actually receive such notice. I agree that you shall be fully protected in honoring any such check, electronic or other order.

I further agree that if any such check, electronic or other order be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance.

       ATTENTION: Please include a Payor's check or pre-printed deposit slip marked "VOID" and attach below.

                  --------------------------------------------------------------
                  PLEASE ATTACH A "VOID" CHECK OR PRE-PRINTED DEPOSIT SLIP HERE.

 TYPE OF ACCOUNT
 ---------------
 [ ]   Checking
 [ ]   Savings

                  If you change accounts or banks, please send a new "VOID" check or pre-printed deposit slip thirty (30) days in advance. It is not necessary to send a new authorization. WE RECOMMEND YOU LEAVE SUFFICIENT FUNDS IN YOUR OLD ACCOUNT TO COVER PREMIUMS UNTIL WE BEGIN DRAFTING YOUR NEW ACCOUNT, AND/OR YOU RECEIVE NOTIFICATION THAT WE HAVE COMPLETED THE CHANGE.


                  PLEASE DO NOT ALTER OR WRITE OVER MICRO-ENCODING NUMBERS AT BOTTOM OF VOID CHECK OR PRE-PRINTED DEPOSIT SLIP.
                  -------------------------------------------------------------

           AUTHORIZATION TO FARMERS NEW WORLD LIFE INSURANCE COMPANY

I hereby request and authorize Farmers New World Life Insurance Company (the Company) to periodically draw a check on the account of the signer for the purpose of paying monies due on policies issued. This authority is to remain in effect until the Company has received written notice from me of its termination, in such time and manner as to afford the Company a reasonable opportunity to act upon it.

This method of payment is known as electronic funds transfer or Bank Check Plan and may entitle me to a more favorable premium rate. The Company reserves the right to revoke this method of payment.

The Company, at its discretion, may make or discontinue withdrawals from my account while this authorization is in effect. In the event of an unhonored draft for "Non-Sufficient Funds," a replacement draft may be submitted to my account.

---------------------------------------------------------------------------------      --------------------------------------------
SIGNATURE(S) AS IT APPEARS ON BANK ACCOUNT                                                                 DATE


-----------------------------------------------------------------------------------------------------------------------------------
YOUR STREET NUMBER                            CITY                    STATE                                            ZIP CODE

Is this a new address?     [ ] Yes     [ ] No                                Bill with Policy Number(s):
Requested monthly draft date: _________________                              ______________________________________________________
Please note that we cannot draft on the 29th, 30th, or 31st of the month.

FARMERS NEW WORLD LIFE INSURANCE COMPANY RECEIPT
                                                                  Receipt Number
                                                              GA

Received from_________________________________ the sum of $ ___________________
in connection with the Application bearing the same number as this receipt. If the Company declines to issue the policy, this payment will be refunded without interest.

Dated_________________________  AGENT'S SIGNATURE _X___________________________

                    TEMPORARY INSURANCE AGREEMENT CONDITIONS
              TEMPORARY COVERAGE ON PRIMARY PROPOSED INSURED ONLY

 NO COVERAGE IS IN EFFECT UNLESS THE FOLLOWING ELIGIBILITY REQUIREMENTS ARE MET:

   1.      The Primary Proposed Insured is more than 15 days and     declined; and in no case later than 12:01 a.m. Pacific Standard
           less than 70 years of age on the date this Application    Time of the fifth day after Farmers New World Life (FNWL) has
           is signed; and                                            mailed a letter giving such notice; or 3. FNWL receives the
   2.      Questions 1, 2, and 3 on page 4 of this Application are   Owner's signed request to cancel; in which case the full amount
           truthfully answered NO.                                   paid with this Application will be refunded. No temporary
                                                                     benefits will be paid if: 1. the premium check and/or draft
   IMPORTANT: IF THESE TWO CONDITIONS ARE NOT MET, NO AGENT OF       submitted is not honored by the bank upon first presentation;
   FARMERS NEW WORLD LIFE IS AUTHORIZED TO ACCEPT MONEY AND NO       or 2. the Primary Proposed Insured dies by suicide, whether
   COVERAGE IS IN EFFECT.                                            sane or insane, in which case FNWL's only liability will be to refund the premium submitted. (If temporary coverage is issued
   Temporary coverage for the amount applied for (excluding ADB)     to a Missouri resident, suicide is no defense to payment of
   or $50,000, whichever is less, will begin when the Primary        temporary insurance benefits, unless FNWL can show that the
   Proposed Insured and Owner complete, sign and deliver this        Primary Proposed Insured intended suicide at the time of
   Application with at least 1/12th of the minimum first year's      application for temporary coverage.) If a material
   premium to the Agent.  Temporary coverage ends when:              misrepresentation or omission of fact is made with respect to questions in Section K, coverage under the Temporary Insurance
   1. the life insurance policy applied for has been issued; or 2.   Agreement will be void and FNWL's only obligation shall be to
   the Owner receives notice that this has been                      return the premium paid.

 If money is submitted with Application, please attach check payable to Farmers New World Life. Do not make check payable to agent or leave payee blank. No premium is to be collected if insurance applied for with FNWL is over $500,000.


-------------------------------------------------------------------------------
                                IMPORTANT NOTICE
-------------------------------------------------------------------------------

    DETACH THIS DISCLOSURE STATEMENT AND LEAVE IT WITH THE PROPOSED INSURED

 We appreciate your Application for insurance with Farmers New World Life, and want to assure you that your Application will receive the most prompt and favorable consideration possible. As part of our normal procedure for processing your Application, an investigative consumer report may be obtained regarding you. The information is secured by an independent inspection company or by Farmers New World Life Home Office through personal interviews with your friends, neighbors, business acquaintances, and others with whom you may be acquainted. This report, if obtained, contains information as to personal character, general reputation and mode of living except as may be related directly or indirectly to your sexual orientation. Upon written request to us, further information as to the nature and scope of this report will be provided.

 Information regarding your insurability will be treated as confidential. Farmers New World Life Insurance Company or its reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.

 Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112; telephone number:
 (617) 426-3660.

 Farmers New World Life Insurance Company, or its reinsurers, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

-----------------------------------------------------------------------------------------------------------------------------------
                 WHAT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER TO GIVE THE PAYER (FARMERS NEW WORLD LIFE)
-----------------------------------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF        GIVE THE SOCIAL SECURITY NUMBER OF:            FOR THIS TYPE OF       GIVE THE EMPLOYER IDENTIFICATION
ACCOUNT:                                                               ACCOUNT:               NUMBER OF:
 Individual              The individual                                 A trust, estate, or    Legal entity (Do not furnish the
                                                                        pension trust          identification number of the
                                                                                               personal representative or trustee
 Two or more             The actual owner of the account or,                                   unless the legal entity itself is
 individuals             if combined funds, the first                                          not designated in the account title.)
 (joint account)         individual on the account

 Custodian account of    The minor                                      Association, club,     The organization
 a minor (Uniform                                                       religious,
 Transfers/Gifts to                                                     charitable,
 Minors Act)                                                            educational, or
                                                                        other tax-exempt
                                                                        organization

 Sole Proprietorship     The owner (the sole proprietor)                Partnership            The partnership

 Revocable Living        The Trustor(s)-Person(s) who                   Corporate              The corporation
 Trust where             established the trust
 trustor(s) is(are)
 Trustee(s) and the
 current beneficiary


                     PURPOSE OF THE TAXPAYER CERTIFICATION

If you certify: 1) on page 4 of the Application that you are not subject to backup withholding because of underreporting interest and dividends; and 2) if you give the payer the correct Taxpayer Identification Number (TIN), the payer will not be required to withhold 20% of payments made to you.

PENALTIES
If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each failure unless your failure is due to reasonable cause and not to willful neglect.

Willfully falsifying certifications or affirmations may subject you to criminal penalties including fine and/or imprisonment.

NAME
Be sure to enter your correct name. If you are an individual and your name has changed, contact the Social Security Administration to report your new name.

PRIVACY ACT NOTICE
Section 6109 (Internal Revenue Code) requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.